                      SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549

                            -----------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                October 8, 1996


Commission File Number   0-22906
                       ------------



                         ABC RAIL PRODUCTS CORPORATION
             (Exact name of registrant as specified in its charter)



          DELAWARE                                           36-3498749
(State or other jurisdiction                                (IRS Employer
     of incorporation)                                 Identification Number)



                           200 SOUTH MICHIGAN AVENUE
                                   SUITE 1300
                            CHICAGO, ILLINOIS  60604
                                 (312) 322-0360
         (Address and telephone number of principal executive offices)
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ITEM 5.   OTHER EVENTS.
-------   ------------

          On October 8, 1996, ABC Rail Products Corporation (the "Company") announced that Mr. Ben R. Yorks, President and Chief Operating Officer of the Company, has elected to take early retirement from the Company, for reasons of health. The Company has accepted his retirement with regret, and has entered into a consultancy arrangement with Mr. Yorks through next March. See the press release filed herewith as Exhibit 99.1 for additional information regarding the retirement of Mr. Yorks.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
-------   ---------------------------------

(c)  Exhibits

     99.1 Text of Press Release dated October 8, 1996 regarding the retirement of Mr. Yorks.

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                                  SIGNATURES
                                  ----------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ABC RAIL PRODUCTS CORPORATION


                              By   /s/ D. Chisholm MacDonald
                                  ------------------------------------
                                  D. Chisholm MacDonald
                                  Senior Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer)

Date:  October 9, 1996

                                 EXHIBIT INDEX
                                 -------------



EXHIBIT                                                        SEQUENTIAL
NUMBER                    DOCUMENT DESCRIPTION                 PAGE NUMBER
-------                   --------------------                 -----------
 99.1            Text of Press Release dated October 8,             5
                 1996 regarding the retirement of Mr. Yorks.


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